UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 2, 2006

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MAY 2, 2006
EX-99.2 FINANCIAL TABLES
EX-99.3 SUPPLEMENTAL FINANCIAL INFORMATION
EX-99.4 FINANCIAL GUIDANCE SUMMARY

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: our guidance on future financial results and other projections or measures of our future performance; and the amount and timing of the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue. These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers or strategic partners; difficulties in integrating acquired businesses; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, and information technology industries. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.
* * * *
     The exhibits furnished with this Current Report on Form 8-K include financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures and reconciliations of the non-GAAP financial measures to GAAP financial measures. The non-GAAP financial measures include: our company’s earnings (loss) before interest, taxes, depreciation, amortization and other non-cash items (which we refer to as “Adjusted EBITDA”) and related per share amounts; Adjusted Cost of Operations; Adjusted Sales and Marketing Expense; and Adjusted General and Administrative Expense. We believe that those non-GAAP measures, and changes in those measures, provide additional information that our management finds useful in evaluating our company’s performance and in planning for future periods and/or provide additional detail on the components of amounts reported in our financial statements in accordance with GAAP. Accordingly, we believe that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 2.02. Results of Operations and Financial Condition
     On May 2, 2006, we issued a press release announcing our results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report includes the financial tables that accompanied the press release. Exhibit 99.3 to this Current Report includes certain supplemental financial information that accompanied the press release. Exhibits 99.1, 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
     Exhibit 99.1 is also being furnished for purposes of Item 7.01.
     Exhibit 99.4 to this Current Report includes forward-looking financial information that is expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 4:45 p.m., Eastern time, today (May 2, 2006). The call can be accessed at www.wbmd.com (in the Investor Relations section) and a replay will be available at the same location. Exhibit 99.4 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(c)     Exhibits
          The following exhibits are filed or furnished herewith:

99.1	Press Release, dated May 2, 2006, regarding the Registrant’s results for the quarter ended March 31, 2006

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Supplemental Financial Information accompanying Exhibit 99.1

99.4	Financial Guidance Summary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: May 2, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated May 2, 2006, regarding the Registrant’s results for the quarter ended March 31, 2006

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Supplemental Financial Information accompanying Exhibit 99.1

99.4	Financial Guidance Summary